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Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated June 28, 2016

Important Notice Regarding Changes in Connection with Money Market Fund Regulatory Reforms

On October 14, 2016, changes to the regulations that govern the operation of registered money market funds (the “new rules”) will become effective. This supplement provides you with notice of the anticipated changes to the operation of the funds identified above (each, a “Fund” and collectively, the “Funds”) and their Prospectuses and Statements of Additional Information resulting, in part, from the new rules. The boards of trustees that oversee the Funds have authorized these changes.

Although the mandatory compliance date for the new rules is October 14, 2016, the Funds will implement certain changes in advance of the compliance date, as described herein. It is possible these early implementation dates may change and we will notify you of any such changes.

Summary of the Reforms

Government Money Market Funds

A fund that holds itself out as a government money market fund is required under the new rules to invest at least 99.5% of its assets in cash, government securities and/or repurchase agreements collateralized solely by cash and/or government securities. Government money market funds are permitted to employ a valuation method that seeks to maintain a stable or constant NAV (CNAV) of $1.00 per share. The table below identifies the Invesco money market Funds that are currently operating or will operate as a government money market fund following the effective date of the new rules.

Retail and Institutional Money Market Funds

Under the new rules, “retail” money market funds will be permitted to employ a valuation method that seeks to maintain a stable or constant NAV (CNAV) of $1.00 per share. This is the same valuation method that is employed today by all Invesco money market Funds. Retail money market funds may be owned only by natural persons. The types of accounts that will qualify to own Invesco retail money market Funds following the effective date of the new rules and the steps you must take if you no longer qualify are described below.

Funds that do not qualify as retail or government money market funds (referred to as “institutional” money market funds) will be required to price and transact in their shares at a floating NAV (FNAV) reflecting the current market-based values of their portfolio securities. A fund’s FNAV will be rounded to four decimal places for a fund with a $1.00 share price (e.g., $1.0000).

Liquidity Fees and Redemption Gates

The new rules require retail and institutional money market funds to have the ability to impose a liquidity fee of up to 2% on redemptions and/or temporarily suspend redemptions for up to 10 days (referred to as a “redemption gate”) in the event that the fund’s weekly liquid assets fall below a designated threshold. The boards of trustees that govern the Invesco retail and institutional money market Funds have adopted procedures to implement liquidity fees and redemption gates in this circumstance.

Government money market funds are not required to impose liquidity fees or suspend redemptions but may elect to do so under the new rules. The boards of trustees that oversee the Invesco government money market Funds have elected not to impose liquidity fees or redemption gates at this time.

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Invesco Fund	Category	NAV Type	Ability to Use Liquidity Fees and Redemption Gates
Government & Agency Portfolio	Government	CNAV	No
Government TaxAdvantage Portfolio	Government	CNAV	No
Premier U.S. Government Money Portfolio	Government	CNAV	No
Treasury Portfolio	Government	CNAV	No
Invesco Government Money Market Fund	Government	CNAV	No
Invesco V.I. Government Money Market Fund	Government	CNAV	No
Invesco Tax-Exempt Cash Fund	Retail	CNAV	Yes
Tax-Free Cash Reserve Portfolio	Retail	CNAV	Yes
Premier Portfolio	Retail	CNAV	Yes
Liquid Assets Portfolio	Institutional	FNAV	Yes
STIC Prime Portfolio	Institutional	FNAV	Yes
Premier Tax-Exempt Portfolio	Institutional	FNAV	Yes

More Information on Changes Applicable to Invesco Retail Money Market Funds

Under the new rules, the Invesco retail money market Funds may be beneficially owned only by natural persons. Natural persons may invest in an Invesco retail money market Fund through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, including among others: participant-directed defined contribution plans; individual retirement accounts; simplified employee pension arrangements; simple retirement accounts; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; Archer medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person as beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts).

Notice of Involuntary Redemption of Institutional Investors from Invesco Retail Money Market Funds

In order to ensure that only natural persons own Invesco retail money market Funds as of the effective date of the new rules, on or about October 4, 2016, each such Fund will redeem all shares held by any investor who is not identified by Invesco as a natural person (referred to as an “involuntary redemption”). This supplement serves as notice of such involuntary redemption. Invesco expects to provide additional communications regarding involuntary redemptions prior to October 4, 2016. An involuntary redemption may result in losses or costs for which the investor, and not the Fund or its affiliates, will be responsible.

Effective on or about August 1, 2016, each Invesco retail money market Fund will be closed to new investments by investors who are not natural persons. Existing institutional investors may continue to transact in Invesco retail money market Funds through October 4, 2016, at which time their investment in these Funds will be involuntarily redeemed. Institutional investors should therefore transition their investments in Invesco retail money market Funds to one or more Invesco government or institutional money market Funds before October 4, 2016.

Responsibilities of Financial Intermediaries

No later than October 4, 2016, financial intermediaries will be required to take steps to remove any institutional shareholders on behalf of whom they hold shares in an Invesco retail money market Fund from any such Fund. Following this date, financial intermediaries may only submit purchase orders for an Invesco retail money market Fund if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons. Financial intermediaries will also be expected to identify any shareholder of an Invesco retail money market Fund that does not qualify as a natural person and take steps to promptly redeem such shareholder’s shares. Financial intermediaries may be required by an Invesco retail money market Fund or its shareholder servicing agent to provide a written

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statement or other representation that they operate in compliance with such policies and procedures. The Invesco retail money market Funds reserve the right to redeem shares in any account that they cannot confirm to their satisfaction are beneficially owned by natural persons.

Financial intermediaries will also be expected to validate which NAV calculation should be applied to orders that it submits and determine whether orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto.

More Information on Changes to Invesco Institutional Money Market Funds

NAV Calculation Times

The Invesco institutional money market Funds intend to transition to a floating NAV (FNAV) on or about October 12, 2016. Also effective on or about October 12, 2016, the NAV of each class of shares of Invesco’s institutional money market Funds will be calculated as of the following times:

Premier Tax-Exempt Portfolio and STIC Prime Portfolio — 3:00 p.m., Eastern time

Liquid Assets Portfolio — 8:00 a.m., 12:00 p.m. and 3:00 p.m., Eastern time

Tax Information

Because each Invesco institutional money market Fund is not expected to maintain a stable share price following the effective date of the new rules, a sale or exchange of Fund shares may result in a capital gain or loss. Unless a shareholder chooses to adopt a simplified “NAV method” of accounting, such capital gain or loss generally will be treated either as short-term (if Fund shares were held for one year or less), or long-term (if Fund shares were held for longer). If a shareholder elects to adopt the NAV method of accounting, rather than computing gain or loss on every taxable disposition of Fund shares, shareholders would determine a gain or loss based on the change in the aggregate value of Fund shares during a computation period (such as your taxable year), reduced by the net investment (purchases minus sales) in those shares during that period. Under the NAV method, any resulting net capital gain or loss would be treated as short-term capital gain or loss.

Risks of Floating NAV

Because the share price of the Invesco institutional money market Funds will fluctuate following the effective date of the new rules, when you sell your shares they may be worth more or less than what you originally paid for them and you may lose money by investing in these Funds. The Funds’ sponsor has no legal obligation to provide financial support to any Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund at any time.

Additional Changes to Invesco Money Market Funds

Changes to Check Writing Privileges

For Invesco institutional and retail money market Funds, Invesco is still evaluating whether check writing privileges will be available after October 14, 2016. Prior to that date, Invesco will provide shareholders of those Funds additional information about check writing privileges. For Invesco government money market Funds, Invesco expects that check writing privileges will continue to be available after October 14, 2016.

Permanent Reduction of 12b-1 Fees

Effective on or about July 1, 2016, the 12b-1 fee waivers currently in effect for certain classes of Government and Agency Portfolio, Government TaxAdvantage Portfolio, STIC Prime Portfolio, Liquid Assets Portfolio, Tax-Free Cash Reserve Portfolio

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and Treasury Portfolio, each a series of Short-Term Investments Trust, will be removed and the 12b-1 fees will be permanently reduced to reflect the current post-waiver amounts. These permanent fee reductions do not include waivers of 12b-1 fees established to maintain a minimum yield, which will remain voluntary.

Exchanging Shares

You may exchange Institutional Class shares of Government & Agency Portfolio, Government TaxAdvantage Portfolio, Liquid Assets Portfolio, STIC Prime Portfolio, Tax-Free Cash Reserve Portfolio and Treasury Portfolio for shares of Invesco’s institutional money market funds.

Redemptions Initiated by the Funds

Effective as of the date of this supplement, each Fund’s prospectus is modified to reflect that the Fund reserves the right to redeem your shares if the Fund determines that you do not meet the eligibility requirements described in the prospectus to maintain your account(s) with the Fund, whether as a result of changes in applicable law or otherwise. In addition, each Invesco retail money market Fund’s prospectus is modified to reflect that the Fund reserves the right to redeem shares in any account that the Fund cannot confirm to its satisfaction are beneficially owned by natural persons.

Additional Information on Liquidity Fees and Redemption Gates

Under the new rules, if a money market fund’s weekly liquid assets fall below 30% of its total assets, the fund’s board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates. In addition, if a money market fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a liquidity fee of at least 1% on shareholder redemptions unless the fund’s board determines that not doing so is in the best interests of the fund. Liquidity fees would reduce the amount you receive upon redemption of your shares.

As defined in the new rules, “weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

The boards of trustees that oversee the Invesco retail and institutional money market Funds will have the ability to impose liquidity fees and/or redemption gates as described above commencing on or about October 14, 2016. Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress.

If a liquidity fee is applied, the fee will be applied to all redemption orders submitted after the effective time of the imposition of the fee determined by the Fund board. In the event an Invesco retail or institutional money market Fund imposes a redemption gate, the Fund or any financial intermediary on its behalf will not accept redemption requests until the Fund provides notice that the redemption gate has been terminated. Redemption requests submitted while a redemption gate is in place will be cancelled and shareholders who wish to redeem their shares after a redemption gate has been lifted will need to submit a new redemption request.

Liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may not exceed 10 business days in any 90-day period. The Fund board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund and its shareholders. The Fund board may, in its discretion, permanently suspend redemptions and liquidate a Fund if, among other things, the Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.

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